Income Taxes - Schedule of Significant Components of Deferred Taxes Recognized in the Consolidated Statement of Financial Position and the Movements (Details) - 12 months ended Dec. 31, 2024 - Deferred Taxes [Member]
	MYR (RM)	USD ($)	USD ($)
Deferred tax assets:
Allowance for credit losses	RM 178,526		$ 39,943
Lease liability	598,394		133,884
Total deferred tax assets	776,920		173,827
Net off against deferred tax liabilities	(746,897)		(167,110)
Net deferred tax assets	30,023		6,717
Deferred tax liabilities:
Right-of-use asset	(546,530)		(122,280)
Depreciation and amortization	(200,367)	$ (44,830)
Total deferred tax liabilities	(746,897)		(167,110)
Net off against deferred tax assets	746,897		167,110
Net deferred tax liabilities